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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 29, 2024
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AIR T, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11020 David Taylor Drive, Suite 305,
Charlotte, North Carolina 28262
(Address of Principal Executive Offices, and Zip Code)

________________(980) 595-2840__________________
Registrant’s Telephone Number, Including Area Code

 Not applicable___
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AIRT	NASDAQ Capital Market
Alpha Income Preferred Securities (also referred to as 8% Cumulative Capital Securities) (“AIP”)	AIRTP	NASDAQ Global Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company
☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On August 29, 2024, Air T, Inc., a Delaware corporation, as Loan Party Agent (the “Company”) and twelve of the Company’s subsidiaries entered into a credit agreement (the “New Credit Agreement”) with Alerus Financial, National Association (the “Lender”). The New Credit Agreement provides for a secured revolving credit facility in an initial maximum principal amount of up to $14 million. Availability under the revolving credit facility is subject to a borrowing base, as further set forth therein. The revolving credit facility provides for a sub-facility for the issuance of letters of credit in an aggregate amount not to exceed $3 million, with the outstanding amount of any such letters of credit reducing availability for borrowings under the revolving credit facility. The revolving credit facility matures on February 28, 2026. Loans outstanding under the revolving credit facility will bear interest at a rate per annum equal to the greater of 5.00% or one-month SOFR plus 2.00%.

In addition to the revolving credit facility, the New Credit Agreement provides for two secured term loans – Term Note A and Term Note B. Term Note A is a loan in the principal amount of $10,720,000 that matures on August 15, 2029. Term Note A bears interest at a rate per annum equal to the greater of 5.00% or one-month SOFR plus 2.00%. Term Note A requires monthly payments of principal commencing September 15, 2024 with such payments set at a 7 year level principal amortization and a payment of $3,190,476.05 due at maturity. A prepayment premium based on the amount prepaid is due in certain circumstances.

Term Note B is a loan in the principal amount of $2,280,000 that matures on August 15, 2029. Term Note B bears interest at a rate per annum equal to the greater of 5.00% or one-month SOFR plus 2.00%. Term Note B requires monthly payments of principal commencing September 15, 2024 with such payments set at a 25 year level principal amortization and a payment of $1,831,600.00 due at maturity. A prepayment premium based on the amount prepaid is due in certain circumstances.

The following Company subsidiaries (collectively the “Borrowers”) are co-borrowers under the New Credit Agreement and each of the notes: AirCo, LLC, Airco 2, LLC, Air’Zona Aircraft Services, Inc., AirCo Services, LLC, CSA Air, Inc., Global Ground Support, LLC, Jet Yard, LLC, Jet Yard Solutions, LLC, Mountain Air Cargo, Inc., Stratus Aero Partners, LLC, Worldwide Aircraft Services, Inc., and Worthington Aviation, LLC. The obligations of the Borrowers under the New Credit Agreement and the notes are secured by a first priority security interest in substantially all of the Borrowers’ current assets, including accounts receivable and inventory. The Company is not a borrower under the New Credit Agreement but has guaranteed the obligations of the Borrowers owed to the Lender. In addition, Air T, Inc. has pledged a brokerage account of marketable securities held at a securities intermediary to secure the obligations. Furthermore, the obligations are further secured by a deed of trust on approximately 4.626 acres of real estate that includes a 13,000 square foot office building in Denver, North Carolina.

The New Credit Agreement contains a financial covenant that the Borrowers will not permit the debt service coverage ratio to be less than 1.25 to 1.00 at any quarterly measurement date or permit the leverage ratio to be greater than 3.00 to 1.00 at any semi-annual measurement date. The New Credit Agreement also includes other customary representations and warranties, affirmative covenants, negative covenants and events of default. Upon the occurrence of events of default, the obligations to the Lender may be accelerated and the commitments may be terminated.

In connection with the closing of the New Credit Agreement, the Company and its subsidiaries used proceeds from the new financing to satisfy and discharge all obligations, and terminated all commitments, under the Company’s existing secured credit facility with Minnesota Bank & Trust. The Company incurred no termination penalties in connection with such termination.

The descriptions above are only a summary of the material provisions of the New Credit Agreement, the Revolving Credit Note, Term Note A, Term Note B, the Security Agreement, the Pledge Agreement and the Guaranty and is qualified in its entirety by reference to the complete text of such documents a copy of which are attached hereto as Exhibit 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 to this current report on Form 8-K and incorporated by reference herein.

Item 1.02 Termination of Material Definitive Agreements

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the termination of the terminated revolving credit facility and related loan agreements with Minnesota Bank & Trust is hereby incorporated by reference in this Item 1.02.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1
Credit Agreement by and among AirCo, LLC, a North Carolina limited liability company, Airco 2, LLC, a Kansas limited liability company, Air’Zona Aircraft Services, Inc., an Arizona corporation, AirCo Services, LLC, a North Carolina limited liability company, CSA Air, Inc., a North Carolina corporation, Global Ground Support, LLC, a North Carolina limited liability company, Jet Yard, LLC, an Arizona limited liability company, Jet Yard Solutions, LLC, an Arizona limited liability company, Mountain Air Cargo, Inc., a North Carolina corporation, Stratus Aero Partners LLC, a Delaware limited liability company, Worldwide Aircraft Services, Inc., a Kansas corporation, and Worthington Aviation, LLC, a North Carolina limited liability company, as Borrowers, Air T, Inc. as Loan Party Agent and Alerus Financial, National Association executed August 29, 2024, without schedules.

10.2	Form of Revolving Credit Note by the Borrowers executed August 29, 2024.
10.3	Form of Term Note A by the Borrowers executed August 29, 2024.
10.4	Form of Term Note B by the Borrowers executed August 29, 2024.
10.5	Form of Security Agreement by the Borrowers in favor of Alerus Financial executed August 29, 2024.
10.6	Form of Pledge Agreement by Air T, Inc. in favor of Alerus Financial executed August 29, 2024
10.7	Form of Guaranty of Air T, Inc. executed August 29, 2024
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 30, 2024

AIR T, INC.

By: /s/ Brian Ochocki
Brian Ochocki, Chief Financial Officer